Exhibit 99.5

LEVIATHAN MINERALS GROUP INCORPORATED
Unaudited Condensed Combining Proforma Balance Sheet
June 30, 2011

	DE Acquisition 3, Inc.	Top Yield Holdings, Limited	Proforma Adjustments	Consolidated Proforma

Assets
Current assets
Cash and cash equivalents	$-	$2,569,057	$4,464,259	$7,033,316
Accounts receivable	-	6,884,960	-	6,884,960
Inventories	-	6,973,854	-	6,973,854
Other current assets	-	1,608,111	-	1,608,111
Total current assets	-	18,035,982	4,464,259	22,500,241

Property, plant and equipment, net	-	3,819,820	-	3,819,820
Deferred tax	-	8,881	-	8,881
Intangible assets, net	-	7,890,252	-	7,890,252
Other non-current assets	-	-	552,240	552,240
Goodwill	-	2,490,652	-	2,490,652
Total Assets	$-	$32,245,587	$5,016,499	$37,262,086

Liabilities and Shareholders' Equity
Accounts payable	$-	$1,078,271	$-	$1,078,271
Income taxes payable	-	141,090	-	141,090
Sales advance	-	3,587,123	-	3,587,123
Due to related parties	-	851,682	-	851,682
Other current liabilities	-	3,189,595	-	3,189,595
Total current liabilities	-	8,847,761	-	8,847,761

Other non-current liabilities	-	312,311	-	312,311
Subdordinated debt	-	-	4,275,198	4,275,198
		-	-
Total liabilities	-	9,160,072	4,275,198	13,435,270

Commitments and contingencies

Shareholders' Equity
Common stock	-	100	-	100
Additional paid-in-capital	15,158	12,835,200	741,301	13,591,659
Accumulated other comprehensive income	-	1,099,907	-	1,099,907
Retained earnings	(15,158)	9,150,308	-	9,135,150
Total Shareholders' Equity	-	23,085,515	741,301	23,826,816
Total Liabilities and Shareholders' Equity	$-	$32,245,587	$5,016,499	$37,262,086

LEVIATHAN MINERALS GROUP INCORPORATED
Unaudited Condensed Combining Proforma Statement of Income
For the Six Months Ended June 30, 2011

	DE Acquisition 3, Inc.	Top Yield Holdings, Limited	Proforma Adjustments	Consolidated Proforma

Net sales	$-	$36,690,574	$-	$36,690,574
Cost of sales and expenses
Cost of applicable to sales	-	30,714,523	-	30,714,523
Selling, general and administrative	11,224	2,296,630	-	2,307,854
Income from operations	(11,224)	3,679,421	-	3,668,197

Other operating expenses
Other expense, net	-	1,506	(577,855)	(576,349)
Income before provision for income taxes	(11,224)	3,680,927	(577,855)	3,091,848

Provision (benefit) for income taxes	-	(184,496)	-	(184,496)
Net income (loss)	(11,224)	3,865,423	(577,855)	3,276,344
Net income (loss) attributable to noncontrolling interest	-	(110,100)	110,100	-
Net income (loss) attributable to Top Yield Shareholders	$11,224	$(3,975,525)	$687,957)	$3,276,344
Net income (loss) per share: Basic and Diluted	$(1.12)	$39,755	-	$0.19
Weighted average shares outstanding: Basic and Diluted	10,000	100	-	17,646,818

LEVIATHAN MINERALS GROUP INCORPORATED
Unaudited Condensed Combining Proforma Statement of Income
For the Year Ended December 31, 2010

	DE Acquisition 3, Inc.	Top Yield Holdings, Limited	Proforma Adjustments	Consolidated Proforma

Net sales	$-	$26,494,102	$-	$26,494,102
Cost of sales and expenses
Cost of applicable to sales	-	17,819,384	-	17,819,384
Selling, general and administrative	2,795	2,888,977	-	2,891,772
Income from operations	(2,795)	5,785,741	-	5,782,946

Other operating expenses
Other income, net	-	(242,156)	(1,136,099)	(1,378,255)
Income before provision for income taxes	(2,795)	5,543,585	(1,136,099)	4,404,691

Provision (benefit) for income taxes	-	258,700	-	258,700
Net income (loss)	(2,795)	5,284,885	(1,136,099)	$4,145,991
Net income (loss) attributable to noncontrolling interest	-	242,228	(242,228)	-
Net income (loss) attributable to Top Yield Shareholders	$(2,795)	$5,042,657	$(893,871)	$4,145,991
Net income (loss) per share: Basic and Diluted	$(0.28)	$50,427	-	$0.23
Weighted average shares outstanding: Basic and Diluted	10,000	100		17,646,818

LEVIATHAN MINERALS GROUP, INC.
NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS
JUNE 30, 2011

On August 18, 2011, we changed our corporate name from “DE Acquisition 3, Inc.” (the Company) to “Leviathan Minerals Group Incorporated”, whereby our wholly-owned subsidiary (formed for the purpose of effecting the change in our corporate name) was merged with and into the Company and the Company adopted the name of the subsidiary and changed our fiscal year end to December 31.   We effected the name change to better reflect the nature of the business operations expected to be acquired.

On August 22, 2011 (the “Effective Date”), DE Acquisition 3, Inc. (the “Company”) entered into an Agreement and Plan of Share Exchange (the “Exchange Agreement”) with Top Yield Holdings Limited, a British Virgin Islands company (“Top Yield”), the holders of 100% of the issued and outstanding equity interests of Top Yield (the “Top Yield Shareholders”), PT Havilah Abadi Sejahtera, a company incorporated in the Republic of Indonesia (“PT HAS”), and the holder of 99% of the issued and outstanding equity interests of PT HAS, PT Aega Prima, a company incorporated in the Republic of Indonesia (“PT AP”), the holder of 80% of the issued and outstanding equity interests of PT AP, PT Alam Lestari Kencana, a company incorporated in the Republic of Indonesia (“PT ALK”), and the holder of 99% of the issued and outstanding equity interests of PT ALK, Europe-China Commercial Union Holding Limited, a British Virgin Islands company (“EC”), and the holder of 100% of the issued and outstanding equity interests of EC, Crown Sail Limited, a British Virgin Islands company (“CS”), and the holder of 100% of CS.

Pursuant to the Securities Purchase Agreement, we issued $5,020,000 of Notes and 188,282 warrants.  The Notes bear interest at 10% with a maturity date of February 18, 2013 unless declared due and payable by the investor upon the occurrence of an Event of Default (as defined in the Notes).  The amount due under the Notes shall be converted into Common Stock (i) immediately upon the effective date of the listing of the Common Stock on any national securities exchange in the United States or (ii) at the discretion of the investor.  The Notes are currently convertible into 1,181,177 shares of Common Stock.  The investors in the Notes received an aggregate of 188,282 Investor Warrants to purchase our Common Stock for $4.25 per share for a period of two years from the Effective Date.

The following unaudited pro forma balance sheet as of June 30, 2011 and the unaudited pro forma statement of income are derived from the historical financial statements of the Company and Top Yield and have been prepared to give effect to the acquisition of the Top Yield shares and the issuance of the Notes as at January 1, 2011. The unaudited pro forma balance sheet is presented as if the closing of Agreement had occurred as of June 30, 2011. The unaudited pro forma condensed combined statement of income is presented as if the closing of the Agreement had occurred on January 1, 2011.

The following unaudited pro forma financial statements have been prepared for illustrative purposes only and do not purport to reflect the results the combined company may achieve in future periods or the historical results that would have been obtained. These unaudited pro forma financial statements, including the notes hereto, should be read in conjunction with (i) the historical financial statements for the Company and (ii) the historical financial statements of Top Yield.

PRO FORMA ADJUSTMENTS
NOTE 1.  These unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(a).
To record the acquisition of the shares of Top Yield in exchange for 16,705,406 shares of the Company.  The acquisition of a private operating company by a non-operating public shell corporation typically results in the owners and management of the private company having actual or effective voting and operating control of the combined company. We have accounted for this merger as a capital transaction in substance, rather than a business combination. That is, the transaction is a reverse recapitalization, equivalent to the issuance of stock by the private company for the net monetary assets of the shell corporation accompanied by a recapitalization. The accounting is similar to that resulting from a reverse acquisition, except that no goodwill or other intangible assets should be recorded.  As result our future filings will include the historical financial statements of Top Yield Holdings Limited.

(b).	To record the issuance of the $5,020,000 Notes and accrued and unpaid interest through June 30, 2011.
(c).
To record deferred debt costs, which include underwriting, legal, and other direct costs related to the issuance of debt, and amortize the debt cost to interest expense over the contractual term of the debt using the effective interest method through June 30, 2011.

(d).	To record the beneficial conversion feature and to accrete the debt discount over the contractual term of the debt using the effective interest rate through June 30, 2011.
(e).	As a part of the reverse merger, we entered into two assignment of dividend agreements and purchase options with related companies, PT Mulia Andalan Persada (PT MAP) and PT Havilah Sukses Bersama (PT HSB). FASB ASC 810-10-45-20 states net income or loss and comprehensive income or loss, as described in Topic 220, shall be attributed to the parent and the noncontrolling interest. Prior to the assignment of the dividend agreements we attributed net income or loss to the noncontrolling interest based its ownership interest. Subsequent to the assignment of the dividend agreements we will attribute net income or loss to the noncontrolling interest based on the rights to future earnings of the entity. As a result of the assigned dividend agreements, we will attribute 100% of the future earnings of PT AP and PT ALK to the parent company and will not attribute any future earnings to the noncontrolling interests as long as PT MAP and PT HSB own a noncontrolling share of PT AP and PT ALK, respectively.

NOTE 3.  DE Acquisition 3’s balance sheet presented below is as of May 31, 2011and its statement of income is for the three months ended May 31, 2011.  Adjustments were not made to bring DE Acquisitions financial statements to June 30, 2011 as the adjustments were not significant.  Top Yield’s balance sheet is as of June 30, 2011 and its statement of income is for the six months ended June 30, 2011.  Top Yield’s fiscal period will remain December 31, 2011.

LEVIATHAN MINERALS GROUP, INC.
NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2010

On August 18, 2011, we changed our corporate name from “DE Acquisition 3, Inc.” to “Leviathan Minerals Group Incorporated”, whereby our wholly-owned subsidiary (formed for the purpose of effecting the change in our corporate name) was merged with and into the Company and the Company adopted the name of the subsidiary and changed our fiscal year end to December 31.   We effected the name change to better reflect the nature of the business operations expected to be acquired.

On August 22, 2011 (the “Effective Date”), DE Acquisition 3, Inc. (the “Company”) entered into an Agreement and Plan of Share Exchange (the “Exchange Agreement”) with Top Yield Holdings Limited, a British Virgin Islands company (“Top Yield”), the holders of 100% of the issued and outstanding equity interests of Top Yield (the “Top Yield Shareholders”), PT Havilah Abadi Sejahtera, a company incorporated in the Republic of Indonesia (“PT HAS”), and the holder of 99% of the issued and outstanding equity interests of PT HAS, PT Aega Prima, a company incorporated in the Republic of Indonesia (“PT AP”), the holder of 80% of the issued and outstanding equity interests of PT AP, PT Alam Lestari Kencana, a company incorporated in the Republic of Indonesia (“PT ALK”), and the holder of 99% of the issued and outstanding equity interests of PT ALK, Europe-China Commercial Union Holding Limited, a British Virgin Islands company (“EC”), and the holder of 100% of the issued and outstanding equity interests of EC, Crown Sail Limited, a British Virgin Islands company (“CS”), and the holder of 100% of CS.

Pursuant to the Securities Purchase Agreement, we issued $5,020,000 of Notes.  The Notes bear interest at 10% with a maturity date of February 18, 2013 unless declared due and payable by the investor upon the occurrence of an Event of Default (as defined in the Notes).  The amount due under the Notes shall be converted into Common Stock (i) immediately upon the effective date of the listing of the Common Stock on any national securities exchange in the United States or (ii) at the discretion of the investor.  The Notes are currently convertible into 1,181,177 shares of Common Stock.  The investors in the Notes received an aggregate of 188,282 Investor Warrants to purchase our Common Stock for $4.25 per share for a period of two years from the Effective Date.

The following unaudited pro forma statement of income are derived from the historical financial statements of the Company and Top Yield and have been prepared to give effect to the acquisition of the Top Yield shares and the issuance of the Notes as at January 1, 2010.  The unaudited pro forma condensed combined statement of income is presented as if the closing of the Agreement had occurred on January 1, 2010.

The following unaudited pro forma financial statements have been prepared for illustrative purposes only and do not purport to reflect the results the combined company may achieve in future periods or the historical results that would have been obtained. These unaudited pro forma financial statements, including the notes hereto, should be read in conjunction with (i) the historical financial statements for the Company and (ii) the historical financial statements of Top Yield.

PRO FORMA ADJUSTMENTS

NOTE 1.  These unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(a).
To record the acquisition of the shares of Top Yield in exchange for 16,705,406 shares of the Company.  The acquisition of a private operating company by a non-operating public shell corporation typically results in the owners and management of the private company having actual or effective voting and operating control of the combined company. We have accounted for this merger as a capital transaction in substance, rather than a business combination. That is, the transaction is a reverse recapitalization, equivalent to the issuance of stock by the private company for the net monetary assets of the shell corporation accompanied by a recapitalization. The accounting is similar to that resulting from a reverse acquisition, except that no goodwill or other intangible assets should be recorded.  As result our future filings will include the historical financial statements of Top Yield Holdings Limited.

(b).	To record the issuance of the $5,020,000 Notes and accrued and unpaid interest through December 31, 2010.
(c).
To record deferred debt costs, which include underwriting, legal, and other direct costs related to the issuance of debt, and amortize the debt cost to interest expense over the contractual term of the debt using the effective interest method through December 31, 2010.

(d).	To record the beneficial conversion feature and to accrete the debt discount over the contractual term of the debt using the effective interest rate through December 31, 2010.
(e).	As a part of the reverse merger, we entered into two assignment of dividend agreements and purchase options with related companies, PT Mulia Andalan Persada (PT MAP) and PT Havilah Sukses Bersama (PT HSB). FASB ASC 810-10-45-20 states net income or loss and comprehensive income or loss, as described in Topic 220, shall be attributed to the parent and the noncontrolling interest. Prior to the assignment of the dividend agreements we attributed net income or loss to the noncontrolling interest based its ownership interest. Subsequent to the assignment of the dividend agreements we will attribute net income or loss to the noncontrolling interest based on the rights to future earnings of the entity. As a result of the assigned dividend agreements, we will attribute 100% of the future earnings of PT AP and PT ALK to the parent company and will not attribute any future earnings to the noncontrolling interests as long as PT MAP and PT HSB own a noncontrolling share of PT AP and PT ALK, respectively.

NOTE 3.  DE Acquisition 3’s statement of income is for the year ended February 28, 2010. Adjustments were not made to bring DE Acquisition 3’s financial statements to December 31, 2010 as the adjustments were not significant. Top Yield’s statement of income is for the year ended December 31, 2010. Top Yield’s fiscal period will remain December 31, 2011.